Merger Between Document Security Systems And Lexington Technology Group
On Pace to Close in First Half of 2013

Both Parties Encouraged by Strong DSS Q4 Performance

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December 17, Rochester, NY — As 2012 winds down, Lexington Technology Group, Inc.’s pending merger with Document Security Systems, Inc. (NYSE MKT: DSS) remains on pace to close in the first half of 2013. The merger registration statement on Form S-4 has been filed and is in the review process with the SEC and the parties look forward to a shareholder vote in the spring of 2013.

“Our companies continue to perform the necessary due diligence and required filings,” says Lexington CEO Jeff Ronaldi. “We have every expectation that the merger will be completed as scheduled.”

Both parties are encouraged by DSS’s strong performance in the 4th quarter of 2012, underscoring the merits of a business model that combines DSS’s stability as a robust technology company with the intellectual property management expertise of LTG’s team.

“DSS had a record sales month in October and we anticipate our best quarter in sales and gross profit,” says DSS CEO Robert Bzdick. “We see this as a validation of our growth initiatives and the direction we are taking the company. We look forward to closing the merger with Lexington and taking this important next step.”

On a related note, litigation filed in October by Lexington’s wholly-owned subsidiary Bascom Research will proceed in the Northern District of California. The lawsuit, filed against Facebook Inc., LinkedIn Corp., Novell Inc., Jive Software Inc. and BroadVision Inc., alleges violation of four Bascom patents that are instrumental to social networking technology. A federal judge in the Eastern District of Virginia ruled last week that the case will be transferred to the Northern District of California.

“We believe that Tom Bascom’s patented technology laid the groundwork for social networking years before the advent of Facebook or LinkedIn, and the transfer to California may affect the timing, but not the substance of the case,” says Lexington’s Chief Operating Officer Peter Hardigan. “We will pursue our investment in Bascom vigorously in any jurisdiction.”

Bascom Research’s current cases are:

•	Bascom Research, LLC v. Jive Software, Inc.; CAND; 3:12-cv-06296
•	Bascom Research, LLC v. Novell, Inc. CAND; 3:12-cv-06295
•	Bascom Research, LLC v. Broadvision, Inc. CAND; 3:12-cv-06297
•	Bascom Research, LLC v. Linkedin Corporation; CAND; 4:12-cv-06294
•	Bascom Research, LLC v. Facebook, Inc; CAND; 3:12-cv-06293

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ABOUT DOCUMENT SECURITY SYSTEMS:

Document Security Systems, Inc. (NYSE MKT: DSS) is a leader in anti-counterfeit, authentication, and mass-serialization technologies, providing security solutions to corporations, governments, and financial institutions. DSS security programs are designed to protect against product diversion, counterfeit, theft, and other costly and damaging occurrences. From risk analysis and vulnerability assessment, to systems integration and monitoring, DSS offers the advanced tools and knowledge base needed to protect the world’s most valuable and at-risk brands. More information can be found at their website, www.dsssecure.com

ABOUT LEXINGTON TECHNOLOGY GROUP:

Lexington Technology Group invests both expertise and capital in the development and monetization of pioneering technologies. Lexington’s goal is to catalyze technology development within its investments and to reward those who take on the risks of innovation. The enterprise invests in companies that have developed important innovations but have not been fairly rewarded by the marketplace, where shareholder value depends on the company’s ability to successfully monetize patented technologies. Its efforts contribute to an intellectual property market in which inventors are better able to profit from their inventions. More information is available at www.lex-tg.com.

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Important Additional Information Will Be Filed with the SEC

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of DSS, or Lexington or the solicitation of any vote or approval. In connection with the proposed transaction, DSS filed with the SEC a Registration Statement on Form S-4 containing a preliminary proxy statement/prospectus. The preliminary proxy statement/prospectus contains important information about DSS, Merger Sub, Lexington, the transaction contemplated by the Merger Agreement and related matters. DSS will mail or otherwise deliver the proxy statement/prospectus to its stockholders and the stockholders of Lexington once it is final. Investors and security holders of DSS and Lexington are urged to read carefully the proxy statement/prospectus relating to the Merger (including any amendments or supplements thereto) in its entirety when it is available, because it will contain important information about the proposed transaction.

Investors and security holders of DSS will be able to obtain free copies of the proxy statement/prospectus for the proposed Merger (when it is available) and other documents filed with the SEC by DSS through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders of DSS and Lexington will be able to obtain free copies of the proxy statement/prospectus for the proposed Merger (when it is available) by contacting Document Security Systems, Inc., Attn.: Philip Jones, Chief Financial Officer, at First Federal Plaza, 28 East Main Street, Suite 1525, Rochester, New York 14614, or by e-mail at ir@dsssecure.com. Investors and security holders of Lexington will also be able to obtain free copies of the proxy statement/prospectus for the Merger (when it is available) by contacting Lexington Technology Group, Inc., Attn.: Jennifer Buckley, 375 Park Avenue 26th Floor, New York, NY 10152, or by e-mail at jen@lex-tg.com.

DSS and Lexington, and their respective directors and certain of their executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the agreement between DSS, Merger Sub and Lexington. Information regarding DSS’s directors and executive officers is contained in DSS’s Definitive Proxy Statement on Schedule 14A prepared in connection with its 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 18, 2012. Information regarding Lexington’s directors and officers and a more complete description of the interests of DSS’s directors and officers in the proposed transaction will be available in the final proxy statement/prospectus that will be filed by DSS with the SEC in connection with the proposed transaction.

Cautionary Note Regarding Forward-Looking Statements

Statements in this press release regarding the proposed transaction between DSS and Lexington Technology Group; the expected timetable for completing the transaction; the potential value created by the proposed Merger for DSS’s and Lexington Technology Group’s stockholders; the potential of the combined companies’ technology platform; our respective or combined ability to raise capital to fund our combined operations and business plan; the continued listing of DSS's or the combined company’s securities on the NYSE MKT; market acceptance of DSS products and services; our collective ability to maintain or protect our intellectual property rights through litigation or otherwise; Lexington Technology Group’s limited operating history, competition from other industry competitors with greater market presence and financial resources than those of DSS’s; our ability to license and monetize the patents owned by Lexington Technology Group; potential new legislation or regulation related to enforcing patents; the complexity and costly nature of acquiring patent or other intellectual property assets; the combined company’s management and board of directors; and any other statements about DSS’ or Lexington Technology Group’s management teams’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "could," "anticipates," "expects," "estimates," "plans," "should," "target," "will," "would" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the risk that DSS and Lexington Technology Group may not be able to complete the proposed transaction; the inability to realize the potential value created by the proposed Merger for DSS’s and Lexington Technology Group’s stockholders; our respective or combined inability to raise capital to fund our combined operations and business plan; DSS’s or the combined company’s inability to maintain the listing of our securities on the NYSE MKT; the potential lack of market acceptance of DSS’s products and services; our collective inability to protect our intellectual property rights through litigation or otherwise; competition from other industry competitors with greater market presence and financial resources than those of DSS’s; our inability to license and monetize the patents owned by Lexington Technology Group; and other risks and uncertainties more fully described in DSS’s Annual Report on Form 10-K for the year ended December 31, 2011 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012, and September 30, 2012, each as filed with the SEC, as well as the other filings that DSS makes with the SEC. Investors and stockholders are also urged to read the risk factors set forth in the proxy statement/prospectus carefully when they are available.

In addition, the statements in this press release reflect our expectations and beliefs as of the date of this release. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. However, while we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date after the date of this release.

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Investor Relations for Document Security Systems:

Century IR.com: 212-776-1030

For further information on Lexington Technology Group please contact:

Jamie Diaferia

Infinite PR

212-687-0935

jdiaferia@infinitepr.com